Insignia Systems Inc.

2016 Performance

2017 Strategic Growth Plan

March 3, 2017

This document contains confidential proprietary information and trade secrets of Insignia Systems, Inc. No disclosure, redistribution or use of the information contained in the document, and no copy or other reproduction, shall be made in whole or in part, without the express written permission of Insignia Systems, Inc. Unless expressly provided otherwise in writing, all information contained herein remains the proprietary information of Insignia Systems, Inc.

Forward looking statements

Cautionary Statement

Certain information in this presentation and discussed on the conference call to which this presentation relates constitutes forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Readers are cautioned not to place undue reliance on these or any forward-looking statements, which speak only as of the date of this presentation. These forward-looking statements are based on current information, which Insignis Systems, Inc. (the "Company") has assessed and which by its nature is dynamic and subject to rapid and even abrupt changes. As such, actual results may differ materially from the results or performance expressed or implied by such forward-looking statements depending on risks and uncertainties as discussed in the Company's filings with the U.S. Securities and Exchange Commission ("SEC"). Such forward-looking statements should be read in conjunction with the Company's filings with the SEC.

Risks and uncertainties that may affect actual results include, but are not limited to: (i) the risk that management may be unable to fully or successfully implement its business plan to achieve and maintain profitability in the future; (ii) the risk that the Company will not be able to sustain and grow core product offerings or to develop, implement and grow new product offerings in a successful manner, including our ability to gain retailer acceptance of new product offerings; (iii) the unexpected loss of a major consumer packaged goods manufacturer relationship or retailer agreement or termination of its relationship with News America; (iv) prevailing market conditions in the in-store advertising industry, including intense competition for agreements with retailers and consumer packaged goods manufacturers and the effect of any delayed or cancelled customer programs; (v) potentially incorrect assumptions with respect to the financial effect of cost containment or reduction initiatives, current strategic decisions, current sales trends; and (vi) other economic, business, market, financial, competitive and/or regulatory factors affecting the Company's business generally.

The Company assumes no responsibility to update the forward-looking statements contained in this presentation or made on the conference call or the reasons why actual results could differ from those anticipated in any such forward-looking statement, other than as required by law.

Disclaimer

These materials are not intended as an offer to sell, or the solicitation of an offer to purchase, any security, the offer and/or sale of which can only be made by definitive offering documentation, including the applicable investment considerations and any risk factors described therein.

Confidential and proprietary information of Insignia Systems, Inc. All rights reserved.

Fiscal Year 2016 Summary

Financial Performance

- Net Sales in 2016 decreased 11.7% compared to 2015
- Net loss for 2016 was $1.29 million

Drivers

- Decline in Revenue
  - Elected to not repeat a 2015 promotion
  - Industry shifts
- Gross Margin Pressures
  - Retailer Growth Initiatives
  - IT Operating Infrastructure
  - The Like Machine™
- Increased Legal Costs

Confidential and proprietary information of Insignia Systems, Inc. All rights reserved.

We have been focused on developing our foundation for the future

Strategic Actions

- New CEO in May
- Recruitment of leading industry experts
- Realignment and streamlined organization
- Reinvigorated organizational health
- Created an Innovation Pipeline
- New CPG/Retailer discussions

Revitalized

- Organizational Capability, Structure and Health
- Leadership
- Business Plan
- Sales Approach
- Portfolio
- Awareness

Confidential and proprietary information of Insignia Systems, Inc. All rights reserved.

Industry Challenges

Zero Based Budgeting



Increased competition



Digital Innovation



Retail Fragmentation



Confidential and proprietary information of Insignia Systems, Inc. All rights reserved.

Industry Opportunities

Effectiveness of In-Store



Bread
Milk
Eggs
Fruit
Rice
Pasta
Butter
Juice

New Item Innovation



Fragmentation Of Media



ONLINE
YES
SOCIAL
NETWORK
MEDIA
TWEET
CHAT
LIKE
Photo
BLOG

92% Sales in Brick & Mortar



STORE

Confidential and proprietary information of Insignia Systems, Inc. All rights reserved.

Fundamental principles guiding our strategy

#1 Shoppers are our boss

#2 Lever our current capabilities

#3 Utilize our broad industry expertise

#4 Remain agile

#5 Balance growth with investment

#6 Leverage strategic partnerships

Confidential and proprietary information of Insignia Systems, Inc. All rights reserved.

Insignia 2017 Strategic Plan

1. Accelerate growth opportunities
2. Reduce cost structure
3. Instill high performance culture


Implement
Analysis
Development
Plan
Process
Strategy
Vision
20
A
35
45
20%
45%
35%
PLAN
GOALS
IDEAS
ACTION

Confidential and proprietary information of Insignia Systems, Inc. All rights reserved.

#1: Accelerate Growth Opportunities

Current Product Performance



PREMIUM QUALITY
PREMIUM
QUALITY

Expanded Product Portfolio



NEW
ARRIVALS

Increased CPG & Retail Coverage



Insignia Awareness



BRAND
AWARENESS

Confidential and proprietary information of Insignia Systems, Inc. All rights reserved.

#2: Reduce Cost Structure



Operating Expenses
Cost of Sales
$1.0 Million
Cost reduction in 2017
Product Portfolio
Org Design

Confidential and proprietary information of Insignia Systems, Inc. All rights reserved.

#3: Instill High Performance Culture

Lead by Example



Increased Accountability


responsibility
committed
culpable
duty
accountability
reliability
liability
blame
obligation
ownership
answer
ble

Pay for Performance


II
I
III

Depth of Industry Expertise



Confidential and proprietary information of Insignia Systems, Inc. All rights reserved.

Looking Forward

Revenue

- Q1 2017 projecting to be below Q1 2016
- Expect new sales opportunities in the back half of 2017

Gross Margin

- Smart choices
- Manage product mix

Operating Expenses

- Reduced G&A expenditures
- Projecting a loss for 2017 as a result of investments necessary to restart revenue growth

Confidential and proprietary information of Insignia Systems, Inc. All rights reserved.